VALERO ENERGY CORPORATION


Ultramar
VALERO

Refining & Marketing Conference

May 22-24, 2002

Quebec, Quebec


VALERO

Presentation Agenda

Overview ~ Bill Greehey

Refining Operations ~ Bill Klesse

Marketing Operations ~ Gary Arthur

Synergy Capture Update ~ John Hohnholt

Financial Review ~ Danny Gibbons

Overview

Bill Greehey

Chairman of the Board & Chief Executive Officer

Proven Growth Strategy


Throughput Capacity (MBPD)
2,000
1,500
1,000
500
0
1996
1997
1998
2000
2001
2002
Announced Goal 2 MMBPD in 5 yrs
Basis
Paulsboro
Benicia
El Paso, Huntway
UDS

- Achieved goal of 2 million BPD capacity in 5 years
- Low cost refinery acquisitions and internal upgrades

Great Execution


VALERO

- **Basis**
  - Texas City to flagship status
- **Paulsboro**
  - Increased gross margin by $1 per barrel
- **Benicia**
  - Dramatically enhanced earnings profile
- **El Paso**
  - Annualized synergies estimated over $35 MM per year
- **UDS**
  - Company transforming acquisition
  - $400+ million in synergies

Independent Major With Room To Grow


U.S. and Canadian
Crude Throughput Capacity(1)
(barrels per day in thousands)
2,474
2,190
2,103
1,600
1,570
1021
935
905
823
587
554
ExxonMobil
ConocoPhillips
Shell
Valero
BP
ChevronTexaco
Marathon
Citgo
Sunoco
Koch
Tesoro

Source: Oil & Gas Journal & company information

(1) Does not include additional intermediate processing capacity.


VALERO

West Coast Asset Divestiture

- FTC required we divest the Golden Eagle refinery and 70 related retail sites by November 30, 2002
- Closed May 17th
  - Received $925 million to be applied to debt reduction
- Original agreement with Tesoro Petroleum Corporation was $1.125 billion (includes $130 million for working capital)
- Due to Tesoro's liquidity concerns, terms revised
  - Price reduced $50 million
  - Seller financing of $150 million under 10 year term notes
- No impact to Valero's Total Equity


VALERO

Current Market Conditions Challenging

- **Difficult first quarter for all refiners**
- **1Q '02 net loss = $38.6 million, $.37 per share**
- **Poor margin environment in 1Q '02:**
  - High product inventories
  - Weak economic conditions
  - Record warm winter in Northeast
  - Reduced jet fuel demand due to 9/11
  - Depressed sour crude discounts due to OPEC cuts
- **Second quarter margins remain under pressure**
  - As indicated in first quarter 10-Q, based on prices as of early May, would expect slight profit for the second quarter


VALERO

Valero's Response to Current Environment

- **Cutting Runs**
  - **June rates to be cut by 23%**
  - **Cuts announced by other refiners**
- **Deferring Capital**
  - **Excess of $200 million**
- **Reducing Working Capital**
  - **Target 10% reduction in inventories**
- **Reducing Operating Costs**
- **Reducing G & A expenses**

Gasoline Fundamentals



(thousands of barrels)


Gasoline Inventories
J F M A M J J A S O N D
Gasoline Demand/day
J F M A M J J A S O N D
5 Year Range
2002
5 Year Avg.

- High production and imports year-to-date
  - Run cuts in U.S. and Europe being implemented
  - Imports expected to moderate further; arb remains closed
- Sustainable gasoline demand
- Expect to return to normal inventory levels this summer

Distillate Fundamentals

(thousands of barrels)





Distillate Inventories
160000
140000
120000
100000
80000
J F M A M J J A S O N D



Distillate Demand/day
4800
4300
3800
3300
2800
J F M A M J J A S O N D

5 Year Range — 2002 — 5 Year Avg.

- **Inventory overhang due to 9/11 and warm winter**
- **Distillate demand recovering**
  - Jet fuel demand now nearly back to normal
  - On-road diesel demand picking up
- **Run cuts to help lower inventories**

Sour Crude Fundamentals



OPEC Production v. Sour Crude Discounts



Millions of bbls
30.0
28.0
26.0
24.0
22.0
20.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$/bbl
1Q 1997
2Q 1997
3Q 1997
4Q 1997
1Q 1998
2Q 1998
3Q 1998
4Q 1998
1Q 1999
2Q 1999
3Q 1999
4Q 1999
1Q 2000
2Q 2000
3Q 2000
4Q 2000
1Q 2001
2Q 2001
3Q 2001
4Q 2001
1Q 2002
2Q 2002
OPEC Production
Arab Medium Discount

- **Sour crude discount typically moves relative to marginal heavy, sour production**
  - Discounts currently trending at 20 year lows
- **Return to average levels anticipated as OPEC increases production**


VALERO

Long Term Trends Remain Favorable

- **Industry consolidation to continue**
  - **Bigger is better**
  - **Valero well positioned to capture opportunities**
- **Tight domestic supply / demand balance**
  - **High utilization rates in U.S.**
  - **Demand growth projected to exceed capacity growth**
- **Environmental changes to further tighten supplies**
  - **Capital constraints**
  - **Potential closures**
  - **More difficult to import/export**
- **Positive fundamentals for sour crude**

Sour Crude Trends Favor Valero


VALERO

2002 - 2005 Worldwide Production Capacity Increases (MMBPD)


+4.6
+1.0
High-Quality Crude
Low-Quality Crude(1)

- **World crude demand expected to grow 1.8% annually**
- **Production increases primarily lower quality crudes**
  - **Supports wider discounts for Valero's feedstocks**
- **Feedstock flexibility provides margin advantage**

1) Low-quality crude includes sour, heavy sweet and acidic crudes.

Valero's Strategy for the Next Five Years


VALERO

- **Optimize existing system**
  - **Integrate assets (synergy capture No. 1 priority)**
  - **Feedstock flexibility & clean fuels leadership**
  - **Apply Best Practices throughout system**
  - **Rationalize under-performing assets**
    - **Refining**
    - **Retail**
  - **High-grade retained retail network**
  - **Grow wholesale distributor business**

Valero's Strategy for the Next Five Years


VALERO

- **Continued growth through acquisitions**
  - **Acquisition opportunities remain focused in U.S. and Canada**
- **Benefit from growth of Valero L.P.**
- **Financially well-positioned for growth**
  - **Access to capital**
  - **Investment grade rating**
  - **Strong liquidity**


VALERO

Refining Operations

Bill Klesse

Executive Vice President
Refining & Commercial Operations

System Overview




QUEBEC
205,000 bpd
DENVER
27,000 bpd
BENICIA
180,000 bpd
WILMINGTON
140,000 bpd
McKEE
170,000 bpd
THREE RIVERS
98,000 bpd
CORPUS CHRISTI
340,000 bpd
TEXAS CITY
240,000 bpd
HOUSTON
135,000 bpd
KROTZ SPRINGS
85,000 bpd
ARDMORE
85,000 bpd
PAULSBORO
195,000 bpd
Valero L.P.
Pipeline
Capacity
1,116,000 bpd
Refinery
Terminals
Crude Pipelines
Product Pipelines
Ethane/Propane Pipelines
Retail Marketing Presence

Complex and Flexible Refining System



Nelson Complexity



11.9
11.6
11.4
11.4
11.0
10.0
9.9
9.6
9.6
9.0
Valero
ChevronTexaco
Citgo
ExxonMobil
BP
Shell
Marathon
ConocoPhillips
Koch
Sunoco

- **We have invested in our system to be well-positioned for the future**
- **Complex system gives us a margin advantage versus our peers, even in a low margin environment**

Feedstocks Overview

FEEDSTOCK SLATE[1]



Sour Crude
50%
Sweet Crude
30%
Other Feedstocks
15%
Blendstocks
5%
Term
Purchases
65%
Spot
Purchases
35%

(1) Based on 1,900 MBPD throughput capacity

Valero's Crude Sources


U.S.
400,000 BPD
North Sea
60,000 BPD
Middle East
650,000 BPD
Mexico
80,000 BPD[(1)]
Africa
220,000 BPD
South America
80,000 BPD
Other/Spot
210,000 BPD

[(1)] Increases to 170,000 BPD upon completion of Texas City Coker

Refined Products & Distribution Channels




Distillate 30%
Gasoline & Blendstocks 52%
Asphalt, Petrochemicals, Other 18%

REFINED PRODUCTS


Retail 10%
Bulk 60%
Wholesale 30%

DISTRIBUTION CHANNELS

(Gasoline & distillate)


VALERO

Responding to Current Environment

- Refinery margins below breakeven in many operating areas
- Have cut runs; Plan to reach 23% in June
  - Gulf Coast, Mid-Continent, East Coast
  - Deeper if necessary
- Initiating significant cost reductions
  - Reducing contractor headcount by 20%
  - Reducing controllable costs by 10%
    - Defer unnecessary maintenance
    - Other reductions include chemicals, catalyst, outside services, G&A
- Deferring capital
  - Corpus Christi sulfur plant projects
  - Benicia FCC, alkylation, hydrocracker expansions
  - Paulsboro FCC upgrade
  - Ardmore FCC project
- Target inventory reduction of 7 million barrels by year-end

Capital Budget 2002 & 2003

($ in millions)

2002 - $900 million



G & A
$25
Turnarounds
$150
Marketing
$150
Strategic
$325
Maintenance
$115
Environmental
$135

2003 - $1.3 billion



G&A
$50
Turnarounds
$100
Maintenance
$105
Marketing
$300
Strategic
$300
Environmental
$445

- Light turnaround schedule rest of 2002 and 2003
- Strategic capital focused on higher return projects
  - Minimal capacity increases expected
- Environmental projects ramping up in 2003

Texas City Becomes A Flagship Facility



- Texas City refinery is undergoing major modernization and upgrade
  - Crude unit revamp in 2001 resulted in major efficiency improvement
  - 25 MBPD FCC expansion and alkylation unit upgrade in 2Q02 to significantly enhance upgrading capabilities
  - Total investment of $175 million to contribute $85 million in annual EBITDA in average margin environment
- Installing a 45,000 BPD delayed Coker (1Q04 start up)
  - Increases refinery input by ~20 MBPD to 240-250 MBPD
    - Increases clean product yield by 45 MBPD
  - Reduces average crude cost by approximately $1.00/Bbl
  - Diversifies crude slate to more short-haul crudes
  - Investment of $300 million to contribute $100 MM/yr in annual EBITDA in average margin environment

2002/2003 Capital Improvements


VALERO

($ in millions)

	Investment	Annual EBITDA	Start-up
Benicia			
■ Install 50 megawatt cogeneration facility to reduce power cost dependence on outside power supply	$55	$20	2Q02
Three Rivers			
■ Lowering feedstock costs and enhanced diesel hydrotreating by processing Venezuelan syncrude	$60	$20	2Q02
Paulsboro			
■ Install CCR unit	$130	$19	4Q03
Quebec			
■ Install CCR unit	$75	$22	4Q03

(1) Annual EBITDA based on five-year average margins 1997-2001

Key Environmental Projects


VALERO

($ in millions)

	2002	2003	2004	2005	Total
Tier II Gasoline	$35	$215	$100	$90	$440
Tier II Diesel	--	--	$25	$200	$225
Other[(1)]	$100	$230	$145	$300	$775
Total	$135	$445	$270	$590	$1,440

- Install gasoline hydrotreating 2004-2006 to meet Tier II
- Install distillate hydrotreating 2004-2005 to meet Tier II
  - No investment planned at Denver
  - Evaluating co-processing at Benicia, Houston and Krotz Springs

➡ Investments will not result in any incremental increase in production

(1) Other primarily includes scrubbers and other emission reduction investments


VALERO

Operating Goals

- **Safety is No. 1 priority**
- **Environmental compliance**
- **Increase mechanical availability to 98%**
- **Capital spending discipline**
  - Spending directed at margin improvement, environmental compliance and expense reduction
  - Little capacity expansion
- **Continuous cost reduction process**
- **Apply Best Practices and capture synergies**
- **Increase refining system complexity**


VALERO

Marketing Operations

Gary Arthur

Senior Vice President
Marketing

Marketing Organization




Retail
Asphalt
Valero Marketing
Wholesale
Specialties

Retail & Wholesale System





Mid-Continent Sites
Total 420
Diamond Shamrock 80
500
Canada Sites
Ultramar 1,130
California Sites
Exxon 260
Beacon 190
Ultramar 150
Valero 80
680
Southwest Sites
Diamond Shamrock 1,835
Total 410
2,245

Current State of U.S. Retail System


VALERO

- 1,425 company operated stores under 5 brands
  - Diamond Shamrock
  - Valero
  - Ultramar
  - Beacon
  - Total
- 2,000 wholesale branded sites
- Complex network with varying strengths, competitive positions and operating cost structures
- Retail network has experienced under-investment and a lack of commitment to branded wholesale channel
  - Competition upgrading sites -- BP, ExxonMobil, Shell
  - Lost nearly 1,000 distributor sites in last two years


VALERO

Competitive Environment

- High volume retailers entering business
  - Low price/high volume strategy
  - Pressuring fuel margins in some areas
- Site quality grows in importance
  - New entrants with strong value brand (Costco, regional chains)
  - Fuel margins squeezed as majors price closer to low price leaders
- Consolidation continues
  - Small facilities/operators selling or shutting down
  - Economy of scale is driver
  - Mid-size and large distributors are nimble and market-focused
- Valero strategy is to strengthen competitive position in this environment

Brand Strategy


VALERO
DIAMOND SHAMROCK

- California - Rebrand Beacon & Ultramar to Valero Brand
- Rest of U.S. - Diamond Shamrock
  Phase-out TOTAL brand over next 3 years
- Canada / Northeast - Retain Ultramar brand

Attractive Brands


Before


SHAMROCK
After


Ultramar
Ultramar


VALERO
Valero


VALERO

U.S. Retail Optimization & Image Improvement

Objective: Develop a network that consistently earns 10% ROCE by divesting poor performing sites and upgrading the remaining network


800
600
400
200
0
500
600
325
Core
Good Potential
Divest

Core
- Great "Dirt"
- 20+% ROCE

Good Potential
- Good "Dirt"
- Positive & Stable Earnings
- Growth Potential

Divest
- EBIT Challenged
- Divest over time; Implement short term plan to cut costs
- Exit under-performing geographic markets; Sell to distributors

Retail Strategic Initiatives


VALERO

- **Invest to upgrade retained network**
  - 130 Diamond Shamrock stores along with 80 Valero sites already re-imaged
  - Remainder of 2002 focused on Colorado, San Antonio and California
  - Expected ROCE over 13%
- **High-grading assets will allow us to exploit opportunities**
  - Focus on merchandising improvements
  - Take leadership position regarding fuel pricing
  - Position the business for future growth
- **Initiate cost structure review to match network size**

Wholesale Strategic Initiatives


VALERO

- **Currently sell approximately 30% of refinery production via wholesale distributor network**
- **Enhanced image, standards & programs allow for rapid expansion of wholesale distributor network**
  - **Expand geographically to support refinery network**
- **Low capital investments with high return potential**
- **Goal is to triple distributor network size in 5 years**
  - **Add 70,000 BPD annually**
  - **Capture opportunities created by industry restructuring**
  - **Expected ROCE is 20% based on expected margins**
  - **Convert other branded distributors to our brand**


VALERO

Synergy Capture Update

John Hohnholt

Senior Vice President
Development & Technical Support


VALERO

Synergy Process

- Formed new development and technical support department reporting to CEO
- Developed synergy identification and tracking process
- Other key objectives to help achieve synergy targets:
  - Implement best practices throughout refinery system
  - Asset optimization plan to increase mid-cycle earnings
  - Leverage size to capture procurement opportunities
  - Development of comprehensive energy and industrial gas strategy
  - Develop regional refinery integration strategy
  - Apply cost-effective technology to raise performance and reduce cost.

2002 Synergy Benefits - April YTD



$ in millions
$300
$250
$200
$150
$100
$50
$0
Projected
Actual
year-to-date
J
F
M
A
M
J
J
A
S
O
N
D

- Significant progress to date
  - Total item count - approximately 900
  - Completed benefits analysis on 80% of items

Note: Includes non-recurring benefits of approximately $50 million.



Synergy Targets



$ in millions
$500
$400
$300
$200
$100
$0
$200
$300
$400
2002
2003
2004

- **Major Opportunities:**

Best Practices
Operating synergies
Crude Sourcing
Product supply
Energy
Procurement
Marketing
Corporate SG&A

➡ Synergies require little or no capital

Key Synergy Capture Items


VALERO

($ in millions)

	2002	2004
Best Practices		
■ Implement turnaround and maintenance best practices	$9	$37
■ Non-maintenance expense reduction	$13	$13
■ Yield improvement of conversion units	$8	$20
Operating Synergies:		
■ Regional refining system integration		
◆ Northeast	$5	$21
◆ Mid-Continent	$7	$12
◆ Gulf Coast	$18	$29
◆ West Coast	$11	$27
Crude Sourcing		
■ Reduced transportation costs through cargo sharing, increased ship sizes and elimination of Panama terminal lease	$14	$25
■ Use leverage in reducing crude costs	$8	$11
■ Direct sourcing of intermediate feedstocks	$5	$30


VALERO

Key Synergy Capture Items

($ in millions)

	2002	2004
Product Supply:		
■ Reduce inventories through optimizing supply chain	$5	$13
■ Upgrade product mix to higher value markets by capitalizing on blending synergies	$8	$13
■ Consolidate exchanges in Gulf Coast	$4	$10
Energy		
■ Renegotiate power contracts	$13	$20
■ Consolidate natural gas supply contracts	$6	$6
■ Efficiency improvements utilizing technology enhancements	$8	$20


VALERO

Key Synergy Capture Items

($ in millions)

	2002	2004
Procurement		
■ Leverage maintenance service contracts	$4	$14
■ Catalyst and chemical contract consolidation	$4	$4
■ Retail merchandising leverage	$3	$15
■ Office and operating supply contracts	$3	$5
Marketing		
■ Increase netback on propylene sales	$3	$6
■ Asphalt system optimization	$4	$8
■ Reduce propane transactions cost	–	$4
■ Increase lube oil net backs through upgrading quality	$1	$3
Corporate SG&A		
■ Eliminate duplicate executive positions	$20	$32
■ Voluntary separation program	$12	$22
■ Reduced insurance and professional fees	$12	$10
■ Consolidate systems reducing IT expenses	$4	$4

Synergy Opportunities That Require Capital


VALERO

- **Significant upside to synergy targets from identified capital projects**
  - **Install sulfur plants at McKee, Ardmore and Three River refineries to increase sour crude handling capabilities**
    - **1Q05 start up**
    - **$85 million investment to contribute $70 million in annual EBITDA**
  - **Revamp FCC in Paulsboro to process 15,000 BPD of resid from the Quebec refinery**
    - **$65 million investment to contribute $35 million in annual EBITDA**


VALERO

Financial Review

Danny Gibbons

Executive Vice President & CFO

Golden Eagle Transaction


VALERO

($ in millions)

Selected Financial Statement Amounts:

	1st Qtr 10-Q	Effect of Transaction	Mar 31 **Pro Forma**
Held Separate Business	$1,027	$(1,027)	$0
Goodwill	$2,272	$109	$2,381
Note Receivable	------	$91	$91
Debt (incl. Cap. Lease)	$5,534	$(925)	$4,609
Stockholders Equity	$4,250		$4,250
Debt-to-cap (net of cash)	55.1%		50.6%
Shares Outstanding	106		106
Book Value per share	$40		$40

Refining Margin Data


VALERO

($ in millions)	Volumes (BPD)	2002 Estimate[1]	`97-01 Historical Average	`98-02 Historical Average	Sensitivity[2]
Feedstocks (per bbl):					
WTI - Sour crude	900,000	$2.25	$3.24	$3.17	$.46
Products (per bbl):					
USGC					
Gasoline - WTI	385,000	$3.68	$3.84	$3.78	$.20
Heating Oil - WTI	225,000	$1.90	$2.07	$2.06	$.12
6 Oil - WTI	105,000	$(6.03)	$(7.03)	$(7.00)	$.05
West Coast					
CARB - ANS	195,000	$11.58	$12.48	$12.78	$.10
LS Diesel - ANS	60,000	$5.52	$7.61	$7.52	$.03
East Coast					
Gasoline - WTI	150,000	$3.95	$ 4.25	$4.16	$.08
Heating Oil - WTI	150,000	$3.12	$ 2.99	$3.04	$.08
Mid-Continent					
Gasoline - WTI	135,000	$4.62	$ 5.48	$5.34	$.07
LS Diesel -WTI	75,000	$3.52	$ 4.63	$4.55	$.04

(1) *Based on forward curve for 2002 as of May 1, 2002.*

(2) *EPS impact based on $.25 per barrel change in margin and 112 million shares outstanding.*

2002 Estimate


VALERO

($ in millions, except per share amounts)

	2002[1]
EBITDA	$1,110
Operating Income	$700
Net Income	$250
Earnings Per Share	$2.25
Total Debt	$4,620
Debt-to-Capitalization (net of cash)	49.9%
Shares Outstanding (MM, diluted)	112

[1] Based on forward curve for 2002 as of May 1, 2002. Includes $200 million of synergies


VALERO

2002 Cash Flow Estimate

($ in millions)

	2002[1]
Cash Flow from Operating Sources	$800
Asset Divestitures	1,225
Assets Held For Sale	(160)
Inventory Monetization	(290)
Dividends, Distributions, Stock Buybacks	(100)
Capital Investments	(900)
Cash Available for Debt Reduction	$575

[1] ***Based on forward curve for 2002 as of May 1, 2002.***

Mid-Cycle Case in 2003


VALERO

($ in millions, except per share amounts)

-	2003 Cases `97-'01	2003 Cases `98-'02
EBITDA	$1,775	$1,700
Operating Income	$1,350	$1,275
Net Income	$650	$610
Earnings Per Share	$5.75	$5.50
Debt	$4,630	$4,675
Debt-to-Capitalization (net of cash)	46.7%	47.2%
Shares Outstanding (MM, diluted)	112	112

(1) *Include $300 million of synergies.*


VALERO

Financing Plan

($ in millions)

Total Refinancings	**$2,080**
Amounts likely to roll over	**1,300**
Net refinancing needs	**$780**
Bank line availability:	
Committed and undrawn	**$1475**
Uncommitted and undrawn	**200**
Cash	**250**
Refinancing sources	**$1,925**


VALERO

Q & A


VALERO

Safe Harbor Statement

Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.